Exhibit 10.5

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of January 15, 2014 (as amended, restated or otherwise modified from time to time, this “Agreement”), is between PARAMETRIC SOUND CORPORATION, a Nevada corporation (the “Additional Borrower”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Agent”) for the Lenders under the Credit Agreement (each as defined below). Capitalized terms used herein and not defined herein have the respective meanings assigned to such terms in the Credit Agreement.

RECITALS:

(1) This Agreement is entered into pursuant to Section 4(i) to that certain Third Amendment, dated as of the date hereof , which amends that certain Credit Agreement, dated as of August 22, 2012, as amended by the Waiver and First Amendment, dated as of July 17, 2013 and as further amended by the Second Amendment, dated August 5, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among VOYETRA TURTLE BEACH, INC., a Delaware corporation (the “Borrower”), VTB HOLDINGS, INC., a Delaware corporation (“Holdings”), the various financial institutions and other Persons from time to time party thereto (the “Lenders”) and the Agent.

(2) This Agreement is one of the Credit Documents referred to in the Credit Agreement.

(3) The Additional Borrower will obtain benefits from the Credit Agreement and, accordingly, desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to it under the Credit Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the other benefits accruing to the Additional Borrower, the receipt and sufficiency of which are hereby acknowledged, the Additional Borrower covenants and agrees with the Agent and each other Lender as follows:

1. Agreement. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it shall become a party to the Credit Agreement and the other Credit Documents applicable to a Borrower and shall be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Credit Agreement and the other Credit Documents applicable to a Borrower as though originally party thereto as a Borrower, and the Additional Borrower shall be deemed a “Borrower” for all purposes of the Credit Agreement and the other Credit Documents from and after the date hereof. By its signature below, the Borrower, the Lenders and the Agent hereby agrees and consents to the Additional Borrower becoming bound by, and subject to, the terms and conditions of the Credit Agreement as provided herein, and agrees and acknowledges that the Additional Borrower shall be afforded the benefits of the Credit Agreement, in accordance with the terms and conditions thereof as provided herein, in each case as fully and the same as if the Additional Borrower was originally party thereto as a Borrower. The Additional Borrower acknowledges and confirms that it has received a copy of the Credit Agreement, the other Credit Documents and all exhibits thereto and has reviewed and understands all of the terms and provisions thereof.

2. Effect of this Agreement. Except as expressly provided in this Agreement, the Credit Agreement shall remain in full force and effect, without modification or amendment. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of each of the parties hereto and the holders from time to time of the Notes.

3. Representations and Warranties. The Additional Borrower, as of the date hereof, hereby:

(a) makes to the Lenders each of the representations and warranties contained in Article VI of the Credit Agreement applicable to a Borrower or an Obligor, except that any such representations and warranties that expressly relate to an earlier date shall be true and correct as of such earlier date; and

(b) represents and warrants that no event has occurred and no condition exists that, upon the execution and delivery of this Agreement, would constitute a Default or an Event of Default.

4. Successors and Assigns; Entire Agreement. This Agreement is binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement and the Credit Agreement set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supercedes all prior discussions, agreements and understandings of any and every nature among them.

5. Headings and Counterparts. The descriptive headings of this Agreement are for convenience or reference only and do not constitute a part of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

6. Governing Law; Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ADDITIONAL BORROWER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE ADDITIONAL BORROWER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE ADDITIONAL BORROWER WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c) THE ADDITIONAL BORROWER HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY

CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE ADDITIONAL BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Additional Borrower and the Agent have executed this Agreement as of the date first written above.

ADDITIONAL BORROWER: PARAMETRIC SOUND CORPORATION

By:	/s/ John Hanson
Name:	John Hanson
Title:	Chief Financial Officer, Treasurer and Secretary

AGENT: PNC BANK, NATIONAL ASSOCIATION, as Agent for the Lenders

By:	/s/ Keven Larkin
Name:	Keven Larkin
Title:	Vice President

AGREED AND CONSENTED TO BY: BORROWER: VOYETRA TURTLE BEACH, INC.

By:	/s/ John Hanson
Name:	John Hanson
Title:	Chief Financial Officer, Treasurer and Secretary